UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2016

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K is to file under the Securities Exchange Act of 1934, as amended, (1) the financial statements (the “Financial Statements”) of Global Net Lease, Inc. (the “Company”), which were previously filed with the Securities and Exchange Commission (the “SEC”) as an annex to the Proxy Statement/ Prospectus included in Amendment No. 2 to the Company’s registration statement on Form S-4 filed with the SEC on November 8, 2016 (the “S-4 Amendment”) and (2) the sections of the S-4 Amendment entitled “Risk Factors” and “The Combined Company,” so that the Financial Statements and such sections of the S-4 Amendment can be incorporated by reference in registration statements to be filed by the Company under the Securities Act of 1933, as amended.

Item 8.01.    Other Events.

The Financial Statements are attached hereto as Exhibits 99.1 and 99.2, and they are incorporated by reference herein. The sections of the S-4 Amendment entitled “Risk Factors” and “The Combined Company” are attached hereto as Exhibit 99.3, and are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1(1)	Consolidated financial statements of Global Net Lease, Inc. for the period ended December 31, 2015 included as an annex to the Proxy Statement/ Prospectus
99.2(1)	Consolidated financial statements of Global Net Lease, Inc. for the period ended June 30, 2016 included as an annex to the Proxy Statement/ Prospectus
99.3(1)	The sections entitled “Risk Factors” and “The Combined Company” of the Proxy Statement/ Prospectus.

(1)	Filed with the Securities and Exchange Commission on November 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2016	By:	/s/ Scott J. Bowman
		Name:	Scott J. Bowman
		Title:	Chief Executive Officer and President